Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Timothy M. Howsman, the Chief Financial Officer, Products (Principal Financial Officer) of Global Power Equipment Group Inc. (the “Company”), hereby certify, that, to my knowledge:

1.                      The Annual Report on Form 10-K for the period ended December 31, 2015 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2017	By:	/s/ Timothy M. Howsman
Timothy M. Howsman
Chief Financial Officer, Products (Principal Financial Officer)

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.